Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
The Kushner-Locke Company
	Case Number:	Case No. LA 01-44828-SB
	Operating Report Number:	93
Debtor(s).	For the Month Ending:	7/31/2009
I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			11,123,438.72

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			10,829,290.78

3.	BEGINNING BALANCE:			294,147.94

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable — Post-filing

	Accounts Receivable — Pre-filing

	General Sales

	Other (Specify)	Internal Transfers	75,000.00

	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			75,000.00

5.	BALANCE:			369,147.94

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00

	Disbursements (from page 2)		55,980.62

	TOTAL DISBURSEMENTS THIS PERIOD:***			55,980.62

7.	ENDING BALANCE:			313,167.32

8.	General Account Number(s):		1891935460

			Comerica Bank

	Depository Name & Location:		Los Angeles, CA

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
07/10/2009	Wire	ADP	Payroll Fees		$86.30	$86.30
07/10/2009	1471	Bonded Services	Storage		$4,000.00	$4,000.00
07/10/2009	1472	Brandon & Morner-Ritt	Legal Fees		$1,288.60	$1,288.60
07/10/2009	1473	Xerox	Office Supplies		$22.49	$22.49
07/13/2009	Wire	Comerica Bank	Bank Fees		$215.30	$215.30
07/14/2009	Wire	Payroll Tax	Payroll		$5,595.29	$5,595.29
07/14/2009	8601	Payroll	Payroll		$1,379.03	$1,379.03
07/14/2009	8602	Payroll	Payroll		$7,882.51	$7,882.51
07/14/2009	8603	Payroll	Payroll		$2,788.12	$2,788.12
07/17/2009	1475	Arrowhead	Office Supplies		$15.98	$15.98
07/17/2009	1476	Federal Express	Shipping		$25.91	$25.91
07/17/2009	1477	Recall	Storage		$918.84	$918.84
07/24/2009	Wire	ADP	Payroll Fees		$283.25	$283.25
07/28/2009	8604	Payroll	Payroll		$1,379.03	$1,379.03
07/28/2009	8605	Payroll	Payroll		$8,134.52	$8,134.52
07/28/2009	8606	Payroll	Payroll		$2,788.11	$2,788.11
07/29/2009	Wire	Payroll Tax	Payroll		$5,799.82	$5,799.82
07/30/2009	1478	AT & T	Internet		$86.19	$86.19
07/30/2009	1479	Global Media Television	Agent Fees		$11,750.00	$11,750.00
07/30/2009	1480	ITE Solutions	Computer / IT		$690.00	$690.00
07/30/2009	1481	Keren Aminia Expenses	Office Supplies		$387.80	$387.80
07/30/2009	1482	Kevin Marino Expenses	Phone / Internet		$119.44	$119.44
07/30/2009	1483	AT & T	Phone		$306.82	$306.82
07/31/2009	Wire	ADP	Payroll Fees		$37.27	$37.27

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	55,980.62	$55,980.62

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	7/31/2009	Balance on Statement:	$334,522.65

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
1478	7/30/2009	$86.19

1479	7/30/2009	$11,750.00

1480	7/30/2009	$690.00

1481	7/30/2009	$387.80

1483	7/30/2009	$306.82

8605	7/28/2009	$8,134.52

TOTAL OUTSTANDING CHECKS:			21,355.33

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$313,167.32

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment	- ck

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)
The Kushner-Locke Company
		Case Number:	Case No. LA 01-44828-SB

		Operating Report Number:	93

	Debtor(s).	For the Month Ending:	7/31/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (COLLATERAL ACCOUNT*)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			11,984,253.77

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			11,321,377.86

3.	BEGINNING BALANCE:			662,875.91

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable — Post-filing		58,750.00

	Accounts Receivable — Pre-filing

	General Sales

	Other (Specify)	Interest	46.47

	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			58,796.47

5.	BALANCE:			721,672.38

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

	Transfers to Other DIP Accounts (from page 2)		75,000.00

	Disbursements (from page 2)		4,216.76

	TOTAL DISBURSEMENTS THIS PERIOD:***			79,216.76

7.	ENDING BALANCE:			642,455.62

8.	General Account Number(s):		323-221-556

			JP Morgan Chase

	Depository Name & Location:		New York, NY

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM COLLATERAL ACCOUNT FOR CURRENT PERIOD

Date	Check	Payee or DIP		*Amount	**Amount
mm/dd/yyyy	Number	account	Purpose	Transfered	Disbursed	Amount
7/2/2009	Wire	Kushner-Locke	Internal Transfer	25,000.00		25,000.00
7/13/2009	Wire	Morgan Lewis	Legal Fees	4,216.76		4,216.76
7/16/2009	Wire	Kushner-Locke	Internal Transfer	25,000.00		25,000.00
07/31/2009	Wire	Kushner-Locke	Internal Transfer	25,000.00		25,000.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00

		TOTAL DISBURSEMENTS THIS PERIOD:		79,216.76	0.00	$79,216.76

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COLLATERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	7/31/2009	Balance on Statement:	$642,455.62

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$642,455.62

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)
The Kushner-Locke Company
		Case Number:	Case No. LA 01-44828-SB
		Operating Report Number:	93
	Debtor(s).	For the Month Ending:	7/31/2009
I. CASH RECEIPTS AND DISBURSEMENTS
A. (COLLECTION ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		1,302,570.28

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		51,437.80

3. BEGINNING BALANCE:		1,251,132.48

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing	0.00

Accounts Receivable — Pre-filing

General Sales

Other (Specify)	0.00

**Other (Specify)

TOTAL RECEIPTS THIS PERIOD:		0.00

5. BALANCE:		1,251,132.48

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	0.00

Disbursements (from page 2)	50.00

TOTAL DISBURSEMENTS THIS PERIOD:***		50.00

7. ENDING BALANCE:		1,251,082.48

8. General Account Number(s):	112391673

	City National Bank

Depository Name & Location:	Beverly Hills, CA

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM COLLECTION ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
07/31/2009	Fee	City National Bank	Bank Fee		$50.00	50.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	50.00	$50.00

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COLLECTION ACCOUNT
BANK RECONCILIATION

Bank statement Date:	7/31/2009	Balance on Statement:	$1,251,082.48

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:	$1,251,082.48

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH
ENDING BALANCES FOR THE PERIOD:      07/01/09-07/31/09
(Provide a copy of monthly account statements for each of the below)

		General Account:	313,167.32

		Collateral Account:	642,455.62

		Collection Account:	1,251,082.48

*Other Accounts:
	Bank of Scotland - Pinocchio	Time Deposit	219,088.59	Currency: GBP

	Bank of Scotland - Basil	Time Deposit	247,294.30	Currency: GBP

	Edge Entertainment		172.89

	KL- PWI account		731.10

	BLT Venture	JV Account	71,485.48

	BLT Venture	JV Account	330.45

	KL\7 Venture	JV Account	39,992.84

	Denial Venture	JV Account	244,864.53

	Cracker LLC	JV Account	15,569.01

	Swing	JV Account	13,031.13

*Other Monies:

		**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE:				3,059,265.74

Petty Cash Transactions:

Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:			0.00

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

			Post-Petition
	Frequency of Payments		payments not made
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	(Number)	Total Due

			TOTAL DUE:	0.00

III. TAX LIABILITIES
FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax:

Total Wages Paid:

	Total Post-Petition		Date Delinquent
	Amounts Owing	Amount Delinquent	Amount Due
Federal Withholding
State Withholding
FICA - Employer’s Share
FICA - Employee’s Share
Federal Unemployment
Sales and Use
Real Property
Other:

TOTAL:	0.00	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	29,350.33		583,661.12
31 - 60 days
61 - 90 days
91 - 120 days
Over 120 days

TOTAL:	29,350.33	0.00	583,661.12

V. INSURANCE COVERAGE

			Policy Expiration	Premium Paid
	Name of Carrier	Amount of Coverage	Date	Through (Date)
Commercial Package	St. Paul Travelers	2,000,000.00	2/14/2010	2/14/2010
Worker’s Compensation	St. Paul Travelers	1,000,000.00	1/14/2010	1/14/2010
E & O	St. Paul Travelers	3,000,000.00	3/3/2010	3/3/2010
Others:
VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period	Total				Quarterly Fees
Ending (Date)	Disbursements	Quarterly Fees	Date Paid	Amount Paid	Still Owing
11/01-12/08	10,014,342.17	78,650.00		83,975.00	(5,325.00)
31-Mar-2009	295,493.00	1,950.00	apply credit		1,950.00
30-Jun-2009	215,093.50	1,625.00	apply credit		1,625.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00

		82,225.00		83,975.00	(1,750.00)

*	Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order		Gross Compensation
	Authorizing		Paid During the
Name of Insider	Compensation	*Authorized Gross Compensation	Month

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Date of Order
	Authorizing		Amount Paid During
Name of Insider	Compensation	Description	the Month

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

Jul 09
Ordinary Income/Expense
Income
KL International Sales	4,500.00

Total Income	4,500.00
Cost of Goods Sold
Global Media Sales Fee	11,750.00

Total COGS	11,750.00

Gross Profit	-7,250.00
Expense
Bank Service Charges
City National — Service Charge	50.00
Comerica — Service Charge	215.30

Total Bank Service Charges	265.30
Copy Machine	22.49
Delivery & Distribution Expense
Shipping	25.91

Total Delivery & Distribution Expense	25.91
Insurance
Dental	319.00
Health	2,484.00

Total Insurance	2,803.00
Internet	86.19
IT / Computers	690.00
Office Supplies	187.69
Parking	330.00
Payroll
Payroll cost — Employees	12,007.13
Payroll Fee	406.82
Responsible Officer	23,739.30

Total Payroll	36,153.25
Professional Fees
Legal Fees	3,233.40

Total Professional Fees	3,233.40
Rent	4,566.51
Storage	5,837.68
Telephone	306.82
Telephone / E-mail Expenses	119.44
Travel & Ent
Meals	216.09

Total Travel & Ent	216.09

Total Expense	54,843.77

Net Ordinary Income	-62,093.77
Other Income/Expense
Other Income
Interest Income	46.47

Total Other Income	46.47

Net Other Income	46.47

Net Income	-62,047.30

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

Jul 31, 09
ASSETS
Current Assets
Checking/Savings
City National — Collection Acco	1,251,082.48
Comerica — DIP	313,167.32
Due from Vision/to Vision	9,209.62
KL Cash Collateral — JP Morgan	642,455.62

Total Checking/Savings	2,215,915.04
Accounts Receivable
AR — BL	15,000.00
AR — Global Media	262,500.00
AR — KL	258,333.35
AR — Vision	47,827.77

Total Accounts Receivable	583,661.12

Total Current Assets	2,799,576.16

TOTAL ASSETS	2,799,576.16

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	29,350.33

Total Accounts Payable	29,350.33

Total Current Liabilities	29,350.33

Total Liabilities	29,350.33
Equity
Opening Bal Equity	2,345,453.91
Retained Earnings	993,255.43

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	Ö

		No	Yes
2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	Ö

3.	State what progress was made during the reporting period toward filing a plan of reorganization Secured creditors are negotiating the final details of the reorg plan.

4.	Describe potential future developments which may have a significant impact on the case:

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	Ö

I,	Alice P. Neuhauser, Responsible Officer declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date	Principal for debtor-in-possession